SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            March 5, 2002

Systemax Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13792 (Commission File number)	11-3262067 (I.R.S. Employe Identification No.)

22 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)            Exhibits

                        1.      Press release issued on March 5, 2002

Item 9. Regulation FD Disclosure.

           The press release regarding Fourth Quarter and Year-End 2001 financial results attached as Exhibit 1 was issued by the Company on March 5, 2002.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2002	SYSTEMAX INC. By: /s/ Steven M. Goldschein Steven M. Goldschein Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description Of Exhibit	Page

1	Press release issued on March 5, 2002	4